Exhibit 3.61

FILED - Arkansas Secretary of State #100176354 10/08/1999 00:

CERTIFIED COPY

ARTICLES OF ORGANIZATION

OF

PEDIATRIC SPECIALTY CARE PROPERTIES, LLC

176357

99 0CT-8 PM 3:02

[ILLEGIBLE]

The undersigned as organizer hereby adopts the following Articles of Organization and forms this limited liability company in accordance with the Small Business Entity Tax Pass Through Act, Act 1003 of 1993.

1. Name. The name of the limited liability company shall be PEDIATRIC SPECIALTY CARE PROPERTIES, LLC.

2. Registered Office and Agent. The agent for service of process shall be Danette Stewart. The address of the agent and the registered office of the limited liability company is 1201 South Gee Street, Jonesboro, AR 72401.

3. Termination. Unless earlier dissolved by the agreement of the members or pursuant to the terms of the operating agreement, the limited liability company shall terminate at midnight on December 31, 2049.

4. Management. The affairs of the limited liability company shall be managed by the members.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization this 6th day of October, 1999.

/s/ G. S. Brant Perkins
G. S. Brant Perkins, Organizer

CERTIFIED COPY

CERTIFIED COPY

ACCEPTANCE OF REGISTERED AGENT

I hereby acknowledge and accept the appointment of registered agent for and on behalf of Pediatric Specialty Care Properties, LLC.

DATED this 6th day of October, 1999.

/s/ Danette Stewart
Danette Stewart, Registered Agent

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Arkansas Secretary of State - Document No.: 6044010002 - Date Filed: 08-09-2006 10:31 AM - Total Pages: 1

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sosweb.state.ar.us

CERTIFIED COPY

NOTICE OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH

MARK ENTITY TYPE

☐ Corporation-Profit ☐ Corporation-Non Profit ☒ Limited Liability Company	☐ General Partnership ☐ Limited Partnership ☐ Limited Liability Partnership	☐ Limited Liability Limited Partnership

Pursuant to the Laws of the State of Arkansas, the undersigned submits the following statement for the purpose of changing its registered office or its registered agent, or both in the State of Arkansas. If this statement reflects a change of registered office, this form must be accompanied by notice of such change to any and all applicable entities.

1.	Name of corporation: PEDIATRIC SPECIALTY CARE PROPERTIES, LLC

2. Is the entity: ☒ Domestic or ☐ Foreign Name of Tax Contact:	J. Mack Nunn
1705 Capital of Texas Hwy south, Ste 400 Austin, TX 78746

3. Street address of registered office changing from:	1201 Gee St.
Street Address

Jonesboro, AR 72401
City, State, Zip

4. Street address to which registered office changing:	425 W. Capitol Ave., Suite 1700
Street Address

Little Rock, AR 72201
City, State, Zip (The address of the registered office and the business address of the registered agent must be identical.)

5.	Name of registered agent changing from: Dannette Stewart To: The Corporation Company

I, THE CORPORATION COMPANY hereby consent to serve as registered agent for this entity.

/s/ John J. Linnihan
Successor Agent John J. Linnihan Asst Secy

A letter of consent from successor agent may be substituted in lieu of this signature.

A copy bearing the file marks of the Secretary of State shall be returned.

If this entity is a corporation governed by Act 576 of 1965 such change must be filed with the County Clerk of the County in which its registered office is located, unless the registered office is located in Pulaski County, in which event no filing with the County Clerk is required.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

/s/ J. Mack Nunn, Secretary
Signature and Title of Authorized Officer

Dated: 7/29/04

Fee For Corporation or Limited Liability Company - $25.00 Fee For General Partnership, Limited Partnership, Limited Liability Partnership or Limited Liability Limited Partnership - $15.00	DO-3/DN-04/F-06/“ALL” Rev. 4/06

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Arkansas Secretary of State - Document No.: 6046000007 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

CERTIFIED COPY

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☐	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☒	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

ASCENT

2.	The character of the business being, or to be, conducted under such fictitious name is:

Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

Pediatric Specialty Care Properties, LLC

b) The entity is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201
Street City State ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn
	(Chairman, Partner or other authorized person)	Title: Secretary

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

CERTIFIED COPY

Arkansas Secretary of State - Document No.: 6046000008 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

CERTIFIED COPY

[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☐	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☒	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is:

                    ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is:

                        Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas:

                        Pediatric Specialty Care Properties, LLC

b) The entity is ☒ domestic ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

                  425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

                        Street                                                                              City                              State                         ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. MACK NUNN
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn
	(Chairman, Partner or other authorized person)	Title: Secretary

Address:	1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

CERTIFIED COPY

FILED - Arkansas Secretary of State #100167968 01/09/2008 11:

CERTIFIED COPY

[SEAL]	Arkansas Secretary of State
State Capital • Little Rock, Arkansas 72201-1094
	Charlie Daniels	501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: The Corporation Company

b. New name of Commercial Registered Agent: The Corporation Company

2.	a. Current address on file: 425 West Capitol Avenue

                                                             Street Address

    Suite 1700                                              Little Rock, AR 72201

                    Street Address Line 2                               City, State ZIP

b. New address: 124 West Capitol Avenue

                                         Street Address

    Suite 1400                                                          Little Rock, AR 72201-3736

                        Street Address Line 2                                     City, State ZIP

3.	a. Jurisdiction / type of organization: Business Corporation
b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December, 2007.

/s/ Marie Hauer, Asst. Secretary	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CERTIFIED COPY	CRA-CF Rev. 08/07

FILED - Arkansas Secretary of State #100176354 06/27/2008 14:

CERTIFIED COPY

[SEAL]	Arkansas Secretary of State
State Capital • Little Rock, Arkansas 72201-1094
	Charlie Daniels	501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

b. New name of Commercial Registered Agent: THE CORPORATION COMPANY

2.	a. Current address on file: 124 West Capitol Avenue

                                                                     Street Address

    Suite 1400                                         Little Rock, AR 72201-3736

            Street Address Line 2                                     City, State ZIP

b. New address: 124 West Capitol Avenue

                                         Street Address

    Suite 1900                                                      Little Rock, AR 72201

                    Street Address Line 2                                         City, State ZIP

3.	a. Jurisdiction / type of organization: BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst. Secretary	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CERTIFIED COPY	CRA-CF Rev. 08/07